ROBERTSON STEPHENS MUTUAL FUNDS
The Partners Fund
Annual Report
December 31, 1997

[GRAPHIC]



PARTNERS

THE PARTNERS FUND ANNUAL REPORT


January 30, 1998

FELLOW SHAREHOLDER:


First I want to thank you for being a shareholder in the Robertson Stephens Funds. All of us here appreciate your support.

As you probably already know, 1997 was an outstanding year for most categories of equity investing with the notable exception of stocks of Asian companies.
The year also brought very high market volatility especially in shares of smaller companies, but investors who stayed the course were well rewarded. Yet as I review the timing and level of redemptions out of our fund complex and other fund complexes, I am acutely aware that many investors do not stay the course, and instead sell during market declines worrying that the market will go even lower. An important study done in 1997 by an independent consulting group (DALBAR, Inc.) studying mutual fund investors from 1984-1996 concluded that the average investor in equity mutual funds had given up between 1/3 to 2/3 of available returns by selling at the wrong times and reinvesting after the market
had significantly recovered.   This slippage in performance is very significant
and obviously needs to be avoided. Developing a financial plan and sticking to it are the centerpieces for achieving expected returns.

We have put some free tools in place for your convenience to help an investor stay the course or just stay up to date with fund activity. First, the portfolio managers of each fund regularly update a recorded message. These "hotline" messages are accessible for current investors through our toll free number (1-800-766-3863) and our Web site (www.rsim.com) and are updated especially during times of significant market volatility. Additionally, we also conduct monthly conference calls with our portfolio managers and provide detailed quarterly summaries on each of our equity mutual funds, all of which can also be accessed on our Web site.

Over the past few years we have introduced several funds that have the objective of global investing. In 1998 we plan to introduce a new fund - a broadly diversified large-cap international fund that is designed to be a core holding. This fund will seek to outperform the benchmark indexes through the application of an investment discipline based on Economic Value Added (EVA). This methodology focuses on studying the level of incremental returns on capital that
companies can earn with their free cash flow.   Though we have successfully used
EVA analysis for years in some of our funds, this is a little used methodology in the mutual fund industry. We believe this methodology sets us apart and that our technological advances help to give our portfolio managers an edge in picking winning stocks. We are quite enthusiastic about this future fund offering.

At Robertson Stephens Funds we continually work on making our investment process better to pursue the goal of outstanding risk adjusted rates of return. One of the areas we focused on in 1997 and will continue to focus on in the future is the use of technologies that help us become better investors. In that regard we added several new exciting technology tools in 1997. As very significant shareholders of our own funds we look forward to seeking excellent returns with you in 1998 and beyond. We believe in the old adage of "Eating your own cooking."

If you have any questions or suggestions please drop me a note or send me an E-mail message.

Again, thank you for your support.



/s/ Randy Hecht

G. RANDY HECHT
President
Robertson Stephens Funds
randy_hecht@rsco.com


Information contained herein relating to the new international fund is subject to completion or amendment. A registration statement relating to the fund's securities has been filed with the Securities and Exchange Commission. The fund's securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This letter shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the fund's securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state. A prospectus regarding the new fund is available from BancAmerica Robertson Stephens; an investor should read that prospectus carefully before investing.

THE PARTNERS FUND

FUND PHILOSOPHY

The Partners Fund seeks long-term capital growth by investing in equity securities primarily of companies with market capitalization of up to $1 billion, using a cash flow value methodology combining Graham & Dodd balance sheet analysis with cash flow analysis.



FUND HIGHLIGHTS

ACQUISITION

BankAmerica Corporation's acquisition of Robertson, Stephens & Company became effective October 1, 1997. The investment management activity for both organizations has been placed under the leadership of Randy Hecht, President of Robertson Stephens Investment Management (RSIM) since 1989. We believe this is a strong commitment to honor the unique culture which remains at the heart of RSIM's success, and we look forward to the ability to expand our global capabilities and resources as a result of this partnership.



CONTENTS



Fund Highlights  1
Report to Shareholders  2
Fund Performance - Class A Shares  5
Portfolio Summary  6
Fund Performance - Class C Shares  7
Schedule of Investments  8
Statement of Assets and Liabilities  11
Statement of Operations  12
Statement of Changes in Net Assets  13
Financial Highlights - Class A Shares  14
Financial Highlights - Class C Shares  15
Notes to Financial Statements  16
Report of Independent Accountants  20
Administration  20

[PHOTO]


FUND MANAGER
ANDREW P. PILARA, JR.
Portfolio Manager
The Robertson Stephens Partners Fund


DEAR SHAREHOLDER:



The Partners Fund (Class A) returned -3.37% for the fourth quarter and 18.08% for the one-year period ended December 31, 1997. For the same periods, the Russell 2000 Value Index returned 1.68% and 31.78%. The Fund's Class C shares returned -4.63% in the fourth quarter and 18.00% since their inception on April 14, 1997.

Industries that had favorable performance for the Fund in 1997 were energy, energy services, insurance, and construction/infrastructure. The Fund's underperforming industries were paper and forest products and food. In 1997 we patiently invested our cash throughout the year. We made investments primarily in energy, aluminum, REITs and insurance.

Each quarter our invested position increased and our cash percentage decreased. We can tell you that investment opportunity dictated our invested position, not our cash position. I will gladly accept the criticism of being too cautious versus having to tell you we lost money because we felt pressured to buy stocks that did not meet our valuation criteria.



                                  CASH     INVESTED POSITION
     MARCH 31, 1997                47%          53%
     JUNE 30, 1997                 34%          66%
     SEPTEMBER 30, 1997            26%          74%
     DECEMBER 31, 1997             15%          85%



In our letters and conference calls we have stated our 15% (annualized) total shareholder return objective. In 1997, and since inception, we have exceeded our objective. However, in 1997 we trailed the performance of the S&P 500 and other value indices. While we may not beat the indices each year, we do believe we have a methodology and the discipline to work to achieve our 15% (annualized) total return objective over the long-term.

We may not always be able to deliver top-decile performance, but we can and will deliver the integrity and consistency of our process. We believe that our cash flow return models, and an emphasis on a company's capital deployment strategy, is a methodology that can potentially produce superior long-term returns. We expend a great deal of time understanding a company's business (value drivers) and their capital deployment strategies. For a company, this is a long-term strategy. For a portfolio manager, it is a long-term mindset. Therefore, we ask for a long-term commitment from our shareholders.

When we work through our due diligence on an investment, we continually ask ourselves what do we own? We try to understand in economic terms (as opposed to stock market terms) if we are investing in a good business.

In searching for good businesses, we look for companies where we can reach an understanding of the unit economics. We then estimate the cash flow generated over time and adjust for the risk of that estimated cash flow. The basic net present value model has been refined by Stern, Stewart (called EVA - Economic Value Added) and by Holt Advisory (called CFROI - Cash Flow Return On Investment).

One of the goals of Robertson Stephens Funds is to use technology to become better investors. We are currently on line with the Holt model. We believe that the Holt CFROI model has made us better investors. The computing power of this model allows us to dynamically look at cash flow returns and capital growth. This has helped us to ask better questions ("one half of wisdom") as we proceed through our due diligence process. We believe being able to dynamically evaluate both the numerator and denominator of the valuation equation gives us a competitive advantage.


NUMERATOR           CASH FLOW
-----------   =     ---------
DENOMINATOR         CAPITAL


We think the majority of investors relegate their attention to some version of the numerator.

We have taken the time in this letter to discuss certain cash flow models because we think they are the most important stock investing tools to come along in the last 25 years.

Economists like Alfred Marshall in the 1900's, businessmen like Alfred Sloan at General Motors in the 1920's, and consultant Peter Drucker have talked about return on investment. This is not a new concept for corporate America, but it is for stock investors.

As value investors, we found that we could identify cheap stocks, but some were cheap for a reason. They were not good businesses. We looked for a filter that would keep those poor business/cheap stocks out of our fund. We believe our cash flow models go a long way towards answering this problem.

In looking at the structure of our portfolio, we pay particular attention to covariance. We constantly address the question of sector exposure within the portfolio. Broadly speaking, we look at "hard" assets (energy, paper, manufacturing), "soft" assets (REITs, insurance, service, consumer), and cash. We let business prospects and valuation guide our sector breakdown on a bottom-up basis. Our current "sector" targets are:


[CHART]

     Hard           35-40%

     Soft           45-50%

     Cash           10-20%


As we enter 1998 our valuation work directs us toward the high end of the "hard" range and the low end of the "soft" range.

Two new additions to the portfolio are FRESH DEL MONTE PRODUCE, INC. and IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORPORATION. Fresh Del Monte is the third largest banana company in the world, the market leader in fresh pineapple, and the largest off-season melon company in the United States. New management took control of the company in December of 1996. With the possible amendment of the European Union (EU) banana import duties and the continued profitability of their improved pineapple product (Del Monte Gold Extra Sweet), the company should generate significant free cash flow. We like the company's new management, the good rates of return, the free cash flow, and the cheap valuation.

Imperial Credit Commercial Mortgage Investment Corporation is a real estate investment trust (REIT) which invests in multi-family and commercial mortgage-based securities. We were attracted to the company because of its experienced management team, investment strategy, and valuation. We purchased the stock at a little over book value with an expected first-year dividend yield of 9%. We believe a significant percentage of our 15% (annualized) return goal should be met by the dividend yield.

Both of these investments represent the characteristics of companies we like to own: good businesses with a strong CEO (Chief Executive Officer) available at a cheap price.

As we begin 1998 there is more uncertainty than usual, with Asian currency and stock markets tumbling, President Clinton under attack, and the continuing debate on deflation versus central bank reflation. At these times it is best to consider some words of wisdom from Warren Buffett, "Uncertainty actually is the friend of the buyer of long-term values."

We begin 1998 as we left 1997: committed to creating wealth over the long-term by producing optimum risk-adjusted returns. We want to be considered one of your best long-term investments.

Thank you for your support and trust. It is our hope that we can build a profitable, long-term relationship.

Sincerely,

/s/ Andrew Pilara, Jr.

ANDREW P. PILARA, JR.
Portfolio Manager
January 27, 1998

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR PORTFOLIO MANAGER HOTLINE AT 1-800-766-3863.


[PHOTO]

INVESTMENT MANAGEMENT

G. RANDY HECHT
President
Robertson Stephens
Funds
randy_hecht@rsco.com

INVESTMENT TEAM

RESEARCH
Jay Sherwood

SENIOR TRADER
Catherine O'Neill

TRADING
Christopher Beagle
Don Heidary

ADMINISTRATION
Natasha Schmitz

FUND PERFORMANCE - CLASS A SHARES


Results of a hypothetical $10,000 investment in The Robertson Stephens Partners Fund, the S&P 500 Index(1), and the Russell 2000 Value Index(2) IF INVESTED ON JULY 12, 1995(3)


[GRAPH]




CUMULATIVE TOTAL RETURNS

                                     PARTNERS          S&P 500        RUSSELL 2000
FOR THE PERIOD ENDED 12/31/97            FUND            INDEX(1)      VALUE INDEX(2)
----------------------------------------------------------------------------------

Since inception (7/12/95)(3)         75.61%            82.31%         73.36%
----------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
                                     PARTNERS          S&P 500        RUSSELL 2000
FOR THE PERIODS ENDED 12/31/97           FUND            INDEX(1)      VALUE INDEX(2)
----------------------------------------------------------------------------------

One year                             18.08%            33.34%         31.78%
----------------------------------------------------------------------------------
Since inception (7/12/95)(3)         25.56%            27.47%         24.91%
----------------------------------------------------------------------------------

(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(2) The Russell 2000 Value Index is a market capitalization-weighted index composed of 2,000 U.S. companies with a less-than-average growth orientation and market capitalizations ranging from $40 million to $450 million. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(3)  Date that the Fund's Class A shares were first issued to the public.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Options and futures may not be perfectly correlated to the underlying index or security.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1997


[CHART]


TOP TEN HOLDINGS

1.
USX-DELHI GROUP (4.38%)
Purchases, gathers, processes, transports and markets natural gas. The company owns and operates extensive pipeline systems and processing plants in Texas and Oklahoma.

2.
FRESH DEL MONTE PRODUCE, INC. (3.84%)
Produces, distributes and markets fresh produce. The company's products are marketed worldwide under the "Del Monte" brand name.

3.
IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORPORATION (3.82%)
A mortgage REIT that invests in multi-family and commercial mortgage loans, interests in mortgaged-backed securities and real property.

4.
ENERFLEX SYSTEMS, LTD. (3.53%)
Manufactures, services, and leases compressor packages used in the production and processing of gas. The company also manufactures and services gas engine power systems and markets them worldwide.

5.
KAISER ALUMINUM CORPORATION (3.27%)
Produces alumina and aluminum products for domestic and international markets. The company is a 63%-owned subsidiary of MAXXAM, Inc.

6.
AQUILA GAS PIPELINE CORPORATION (3.07%)
Purchases, gathers, transports, processes and markets natural gas and natural gas liquids. They own natural gas gathering systems, processing plants and storage facilities in Texas and Oklahoma.

7.
SANTA FE ENERGY RESOURCES, INC. (2.91%)
Is an independent oil & gas exploration and development company with production in the United States, Argentina, and Indonesia.

8.
FOREMOST CORPORATION OF AMERICA (2.85%)
Is an insurance holding company whose subsidiaries write mobile home, recreational vehicle, employee group life and health insurance.

9.
MAXXAM, INC. (2.84%)
A large resource holding company with majority ownership and control of Kaiser Aluminum, Pacific Lumber, and numerous real estate assets.

10.
SUNSOURCE, INC. (2.78%)
Provides engineering services, repair capabilities, parts supply and management of in-plant stores for industrial facilities in the U.S., Canada, and Mexico.

FUND PERFORMANCE - CLASS C SHARES


Results of a hypothetical $10,000 investment in The Robertson Stephens Partners Fund, the S&P 500 Index(1), and the Russell 2000 Value Index(2) IF INVESTED ON APRIL 14, 1997(3)

[GRAPH]


CUMULATIVE TOTAL RETURNS

                                        PARTNERS       PARTNERS       S&P 500        RUSSELL 2000
FOR THE PERIOD ENDED 12/31/97               FUND           FUND(4)      INDEX(1)      VALUE INDEX(2)
-------------------------------------------------------------------------------------------------
Since inception (4/14/97)(3)               18.00%         17.00%        32.11%              33.27%
-------------------------------------------------------------------------------------------------





(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(2) The Russell 2000 Value Index is a market capitalization-weighted index composed of 2,000 U.S. companies with a less-than-average growth orientation and market capitalizations ranging from $40 million to $450 million. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(3)  Date that the Fund's Class C shares were first issued to the public.

(4) Reflects the 1% contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Options and futures may not be perfectly correlated to the underlying index or security.

SCHEDULE OF INVESTMENTS




DECEMBER 31, 1997                                         FOREIGN CURRENCY(4)       SHARES          VALUE
---------------------------------------------------------------------------------------------------------

COMMON STOCKS
---------------------------------------------------------------------------------------------------------
ALUMINUM - 6.1%
Kaiser Aluminum Corporation(1)                                                     724,300    $ 6,382,894
MAXXAM, Inc.(1)                                                                    126,900      5,536,012
---------------------------------------------------------------------------------------------------------
                                                                                               11,918,906
---------------------------------------------------------------------------------------------------------
CLOSED-END FUNDS - 0.4%
Cathay Investment Fund, Ltd.                                            HKD        755,000        823,353
---------------------------------------------------------------------------------------------------------
                                                                                                  823,353
---------------------------------------------------------------------------------------------------------
CLOTHING/RETAIL - 2.4%
OshKosh B'Gosh, Inc., Class A                                                      144,500      4,768,500
---------------------------------------------------------------------------------------------------------
                                                                                                4,768,500
---------------------------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 5.4%
American Buildings Company(1)                                                       35,000        883,750
Giant Cement Holding, Inc.(1)                                                      110,000      2,543,750
Martin Marietta Materials, Inc.                                                     43,516      1,591,054
Medusa Corporation                                                                  40,000      1,672,500
Monterey Homes Corporation(1)                                                      168,600      2,065,350
Southdown, Inc.                                                                     30,300      1,787,700
---------------------------------------------------------------------------------------------------------
                                                                                               10,544,104
---------------------------------------------------------------------------------------------------------
CONSUMER/BUSINESS SERVICES - 1.3%
Duff & Phelps Credit Rating Company                                                 62,300      2,530,937
---------------------------------------------------------------------------------------------------------
                                                                                                2,530,937
---------------------------------------------------------------------------------------------------------
DISTRIBUTION - 2.8%
SunSource,  Inc.                                                                   229,425      5,434,505
---------------------------------------------------------------------------------------------------------
                                                                                                5,434,505
---------------------------------------------------------------------------------------------------------
ENERGY - 15.5%
Alliance Energy, Inc., 144A(1)(5)                                       CAD      1,500,000        660,308
Barrington Petroleum, Ltd.(1)                                           CAD        125,700        404,025
Best Pacific Resources, Ltd.(1)                                         CAD      1,500,000      1,236,768
Calahoo Petroleum, Ltd., 144A(1)(5)                                     CAD        704,900        413,735
Calahoo Petroleum, Ltd.(1)                                              CAD         40,500         23,771
Canadian Conquest Exploration, Inc.(1)                                  CAD      3,635,050      2,666,948
Houston Exploration Company(1)                                                     258,800      4,755,450
Howell Corporation                                                                 151,900      2,629,769
Oiltec Resources, Ltd., 144A(5)                                         CAD      1,540,000      2,905,356
Paragon Petroleum Corporation(1)                                        CAD        125,100        332,166
Petsec Energy, Ltd., ADR(1)(6)                                                     230,000      3,162,500
Place Resources Corporation, Class A(1)                                 CAD        582,700        863,169
Santa Fe Energy Resources, Inc.(1)                                                 504,200      5,672,250
Symmetry Resources, Inc.(1)                                             CAD        147,400        127,713
Symmetry Resources, Inc., 144A(1)(5)                                    CAD      1,962,500      1,700,381
Torrington Resources, Ltd.(1)                                           CAD        926,100      2,653,118
---------------------------------------------------------------------------------------------------------
                                                                                               30,207,427
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



DECEMBER 31, 1997                                         FOREIGN CURRENCY(4)       SHARES          VALUE
---------------------------------------------------------------------------------------------------------
ENERGY SERVICES - 7.9%
Bowridge Resources Group, 144A(1)(5)                                    CAD      1,000,000     $  628,865
Bowridge Resources Group(1)                                             CAD        700,000        440,205
Computalog, Ltd.(1)                                                     CAD        115,900      1,943,612
Enerflex Systems, Ltd.                                                  CAD        303,200      6,885,372
NQL Drilling Tools, Inc., Class A, 144A(1)(5)                           CAD        175,000      1,497,921
NQL Drilling Tools, Inc., Class A(1)                                    CAD        188,900      1,616,899
Northstar Drilling Systems, Inc.(1)(2)(3)                               CAD        100,000         69,874
Pason Systems, Inc.(1)                                                  CAD        519,000      2,320,931
---------------------------------------------------------------------------------------------------------
                                                                                               15,403,679
---------------------------------------------------------------------------------------------------------
FOOD - 3.8%
Fresh Del Monte Produce, Inc.(1)                                                   512,600      7,496,775
---------------------------------------------------------------------------------------------------------
                                                                                                7,496,775
---------------------------------------------------------------------------------------------------------
HOLDING COMPANIES, DIVERSIFIED - 0.3%
Jascan Resources, Inc.(1)                                               CAD        847,500        681,008
---------------------------------------------------------------------------------------------------------
                                                                                                  681,008
---------------------------------------------------------------------------------------------------------
INSURANCE - 8.2%
Desjardins Laurentian Financial Corporation, Class A(1)                 CAD        300,000      5,030,919
Foremost Corporation of America                                                     79,700      5,559,075
Markel Corporation(1)                                                               14,500      2,263,812
Paula Financial(1)                                                                  60,000      1,380,000
Stirling Cooke Brown Holdings, Ltd.(1)                                              70,000      1,715,000
---------------------------------------------------------------------------------------------------------
                                                                                               15,948,806
---------------------------------------------------------------------------------------------------------
MANUFACTURING - 7.8%
Denison International PLC, ADR(1)(6)                                               125,000      2,156,250
Gardner Denver Machinery, Inc.(1)                                                   30,000        759,375
Optek Technology, Inc.(1)                                                          110,300      2,199,106
Special Metals Corporation(1)                                                      255,900      4,606,200
Stoneridge, Inc.(1)                                                                 92,000      1,472,000
TB Wood's Corporation                                                              189,100      4,018,375
---------------------------------------------------------------------------------------------------------
                                                                                               15,211,306
---------------------------------------------------------------------------------------------------------
PAPER & FOREST - 2.3%
The TimberWest Timber Trust(1)                                          CAD      1,200,000      4,443,979
---------------------------------------------------------------------------------------------------------
                                                                                                4,443,979
---------------------------------------------------------------------------------------------------------
REAL ESTATE - 8.9%
Bentall Corporation, 144A(1)(5)                                         CAD          2,500         40,177
Canadian Hotel Income Properties REIT(1)                                CAD        776,000      5,205,324
Canadian Hotel Income Properties REIT, 144A(1)(5)                       CAD        165,000      1,106,803
Imperial Credit Commercial Mortgage Investment Corporation                         510,000      7,458,750
Koger Equity, Inc.                                                                 161,000      3,531,937
---------------------------------------------------------------------------------------------------------
                                                                                               17,342,991
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





DECEMBER 31, 1997                                        FOREIGN CURRENCY(4)                  SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION EQUIPMENT/SERVICES - 2.3%
Pittston Burlington Group                                                                    173,400        $  4,551,750
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,551,750
------------------------------------------------------------------------------------------------------------------------
UTILITIES - 9.6%
Aquila Gas Pipeline Corporation                                                               46,100           5,988,162
Atmos Energy Corporation                                                                     135,300           4,092,825
USX-Delhi Group                                                                               41,800           8,544,400
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,625,387
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 85.0% (COST: $139,532,986)                                                             165,933,413
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                              33,230
Repurchase Agreement
     State Street Bank and Trust Company, 5.30%, dated 12/31/97, due 1/2/98, maturity value $29,125,573 (collateralized by $27,330,000 par value U.S.
     Treasury Note, 7.875%, due 11/15/07)                                                                     29,117,000
------------------------------------------------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 14.9%                                                                       29,150,230

------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS, NET -  0.1%                                                                                         50,026
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                                                   $195,133,669
------------------------------------------------------------------------------------------------------------------------

(1)  Income-producing security.
(2)  Fair-valued security. See 1.a. in Notes to Financial Statements.
(3)  Restricted security. See 4.c. in Notes to Financial Statements.
(4)  Foreign-denominated security; CAD - Canadian Dollar, HKD - Hong Kong Dollar
(5) These securities may be resold in transactions exempt from registration under 144A of the Securities Act of 1933, normally to qualified institutional buyers.
(6)  ADR - American Depository Receipt.


The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES



DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $139,532,986)                                                        $165,933,413
Cash and cash equivalents                                                                           29,150,230
Receivable for investments sold                                                                      2,029,441
Receivable for fund shares subscribed                                                                  431,623
Dividends/interest receivable                                                                          443,342
--------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                       197,988,049

--------------------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                                                       66,768
Payable for fund shares redeemed                                                                     2,427,361
Payable to adviser                                                                                     212,426
Accrued expenses                                                                                       147,825
--------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                    2,854,380

--------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                  $195,133,669
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                    164,678,356
Accumulated undistributed net investment income                                                        166,868
Accumulated net realized gain from investments                                                       3,885,531
Net unrealized appreciation on investments                                                          26,402,914
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                  $195,133,669
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
     Net Asset Value, offering, and redemption price per share - Class A Shares                         $16.49
     (Net assets of $194,133,477 applicable to 11,772,955 shares of beneficial interest outstanding with no par value)
--------------------------------------------------------------------------------------------------------------
     Net Asset Value, offering, and redemption price per share - Class C Shares                         $16.40
     (Net assets of $1,000,192 applicable to 60,977 shares of beneficial interest outstanding with no par value)(1)
--------------------------------------------------------------------------------------------------------------

(1) Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.


The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS



FOR THE YEAR ENDED DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                    $  3,822,484
Dividends (net of foreign tax withheld of $89,789)                                                             1,554,136
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                        5,376,620

------------------------------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                                       2,580,567
Distribution fees - Class A Shares                                                                               514,757
Transfer agent fees                                                                                              227,185
Custodian fees                                                                                                   134,173
Registration and filing fees                                                                                      74,254
Professional fees                                                                                                 65,106
Shareholder reports                                                                                               52,763
Trustees' fees and expenses                                                                                       22,265
Insurance fees                                                                                                     4,811
Distribution fees - Class C Shares                                                                                 4,068
Shareholder servicing fees - Class C shares                                                                        1,356
------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                                                 3,681,305
Less: Expense waiver by adviser                                                                                   (1,746)
------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                                                            3,679,559

------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                          1,697,061
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS AND OPTIONS
------------------------------------------------------------------------------------------------------------------------
Net realized gain from investments                                                                            10,689,396
Net change in unrealized appreciation on investments                                                          19,201,826
------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS                                            29,891,222

------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                        $ 31,588,283
------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS





                                                                                   FOR THE             FOR THE
                                                                                YEAR ENDED          YEAR ENDED
                                                                         DECEMBER 31, 1997   DECEMBER 31, 1996
--------------------------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------------------------
Net investment income                                                         $  1,697,061        $    394,413
Net realized gain from investments                                              10,689,396           2,839,236
Net change in unrealized appreciation on investments                            19,201,826           7,025,108
--------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            31,588,283          10,258,757

--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                          (1,525,869)           (480,663)
Net investment income - Class C Shares(1)                                           (4,324)                  -
Realized gains on investments - Class A Shares                                  (7,913,364)         (1,700,940)
Realized gains on investments - Class C Shares(1)                                  (37,879)                  -
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                             (9,481,436)         (2,181,603)

--------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions            45,759,283         111,710,041
--------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                                45,759,283         111,710,041

--------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                    67,866,130         119,787,195
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------
Beginning of period                                                            127,267,539           7,480,344
End of period                                                                 $195,133,669        $127,267,539
--------------------------------------------------------------------------------------------------------------

(1) Class C shares were first issued on April 14, 1997.


The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS - CLASS A SHARES




                                                                         FOR THE             FOR THE             FOR THE
FOR A SHARE OUTSTANDING                                               YEAR ENDED          YEAR ENDED        PERIOD ENDED
THROUGHOUT EACH PERIOD:                                                 12/31/97            12/31/96            12/31/95(1)(3)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $  14.60            $  10.39              $10.00
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Net investment income                                                       0.13                0.13                0.06

Net realized gain and unrealized
     appreciation on investments                                            2.52                4.36                0.33
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        2.65                4.49                0.39

------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                   (0.12)              (0.06)                  -
Distributions from realized gain on investments                            (0.64)              (0.22)                  -
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $  16.49            $  14.60              $10.39
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                            18.08%              43.15%               3.90%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000s)                                        $194,133            $127,268              $7,480
Ratio of Expenses to Average Net Assets                                     1.78%(2)            1.93%(2)            2.41%(2)
Ratio of Net Investment Income
      to Average Net Assets                                                 0.82%(2)            0.95%(2)            1.34%(2)
Portfolio Turnover Rate                                                       78%                101%                 71%
Average Commission Rate Paid(4)                                         $ 0.0274            $ 0.0216                   -
------------------------------------------------------------------------------------------------------------------------

(1)  Class A shares were first issued on July 12, 1995.

(2) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser for the year ended December 31, 1997, the year ended December 31, 1996, and for the period from July 12, 1995 Commencement of Operations), through December 31, 1995, total return would have been 18.08%, 43.05%, and 2.60%, respectively, the ratio of expenses to average net assets would have been 1.78%, 2.15%, and 5.12%, respectively, and the ratio of net investment income/(loss) to average net assets would have been 0.82%, 0.73%, and (1.37)%, respectively.

(3) Ratios, except for total return and portfolio turnover rate, have been annualized.

(4) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principal basis, if any.

     Per-share data with respect to Class A shares for each period has been determined by using the average number of Class A shares throughout the period. Distributions reflect actual per-share amounts distributed for the period.



The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS - CLASS C SHARES



                                                                                                       FOR THE
FOR A SHARE OUTSTANDING                                                                           PERIOD ENDED
THROUGHOUT THE PERIOD:                                                                                12/31/97(1)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                    $14.49
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Net investment income                                                                                     0.00
Net realized gain and net change in unrealized appreciation on investments                                2.62
--------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      2.62

--------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                                                 (0.07)
Distributions from realized gain on investments                                                          (0.64)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                          $16.40
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                                                          18.00%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000s)                                                                        $1,000
Ratio of Expenses to Average Net Assets                                                                   2.53%(2)
Ratio of Net Investment Loss to Average Net Assets                                                       (0.25)%(2)
Portfolio Turnover Rate                                                                                     78%
Average Commission Rate Paid(3)                                                                        $0.0274
--------------------------------------------------------------------------------------------------------------

(1)  Class C shares were first issued on April 14, 1997.

(2) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser for the period from April 14, 1997 (Commencement of Operations), through December 31, 1997, total return would have been 18.00%, the ratio of expenses to average net assets would have been 2.53%, and the ratio of net investment loss to average net assets would have been (0.25)%.

(3) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principal basis, if any.

     Per-share data with respect to Class C shares has been determined by
     using the average number of Class C shares outstanding      throughout
     the period.  Ratios, except for total return and portfolio turnover
     rate, have been annualized. Total returns do      not include the 1%
     contingent deferred sales charge.

     Distributions reflect actual per-share amounts distributed for the period.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS


The Robertson Stephens Partners Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. The Fund became effective to offer shares to the public on July 12, 1995. The Trust offers twelve series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, The Robertson Stephens MicroCap Fund and The Robertson Stephens Global Value Fund. The assets for each series are segregated and accounted for separately.

The Trustees have authorized the issuance of two classes of shares of beneficial interest of the Fund, designated as Class A and C, respectively. The shares of each class represent an interest in the same portfolio of investments of the Fund. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class may bear expenses unique to that class (including, but not limited to, distribution expenses applicable to such class). Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund was liquidated. In addition, the Board of Trustees declares separate distributions on each class of shares. Each class votes as a class only with respect to its own distribution plan or other matters for which a class vote is required by law or determined by the Board of Trustees. Class C shares were first issued by the Fund on April 14, 1997. Class C shares are subject to a 1% contingent deferred sales charge if those shares are redeemed within one year of purchase.

NOTE 1    SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


a. INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. Foreign securities prices are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At December 31, 1997, 99.9% of the Fund's positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. At December 31, 1997, approximately 0.1% of the Fund's positions were valued using these guidelines and procedures.

As its normal course of business, the Fund has invested a significant portion of its assets in companies concentrated within a number of industries involving energy/energy services. Accordingly, the performance of the Fund may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b. REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c. FEDERAL INCOME TAXES:

The Fund intends to comply with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax will be made.

d.  SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

e. FOREIGN CURRENCY TRANSLATION:

The accounting records of the Fund are maintained in U.S. dollars. Investments securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

f. INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued and recorded daily.

g. EXPENSES:

Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot de directly attributed to a specific fund are apportioned between the funds in the Trust.

h. DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences which will reverse in a subsequent period. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

i. CLASS ALLOCATIONS:

Income, common expenses, and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Transfer agent expenses, distribution/ shareholder service fees, and any other class specific expenses, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate applicable to each class.

j. CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

k. TEMPORARY BORROWINGS:

The Fund and several affiliated funds share in a $15 million, uncommitted revolving credit and/or overdraft protection facility from the Fund's custodian bank for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. The Fund may borrow up to a maximum of 33 percent of its total assets under the agreement.

NOTE 2    CAPITAL SHARES:

a. TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value divided into two classes designated Class A and Class C. Transactions in capital shares for Class A shares for the year ended December 31, 1997, and for the year ended December 31, 1996, and for Class C for the period from April 14, 1997 (Commencement of Operations), to December 31, 1997 were as follows:


Class A
1/1/97 - 12/31/97                                SHARES         AMOUNT
----------------------------------------------------------------------
Shares sold                                  18,004,125  $ 283,216,745
Shares reinvested                               549,997      9,195,957
----------------------------------------------------------------------
                                             18,554,122    292,412,702

----------------------------------------------------------------------
Shares redeemed                             (15,500,597)  (247,605,370)
----------------------------------------------------------------------

----------------------------------------------------------------------
Net increase                                  3,053,525  $  44,807,332
----------------------------------------------------------------------


1/1/96 - 12/31/96                                SHARES         AMOUNT
----------------------------------------------------------------------
Shares sold                                  10,949,497  $ 153,105,777
Shares reinvested                               142,016      2,066,658
----------------------------------------------------------------------
                                             11,091,513    155,172,435

----------------------------------------------------------------------
Shares redeemed                              (3,092,301)   (43,462,394)
----------------------------------------------------------------------

----------------------------------------------------------------------
Net increase                                  7,999,212  $ 111,710,041
----------------------------------------------------------------------


Class C

4/14/97* - 12/31/97                              SHARES         AMOUNT
----------------------------------------------------------------------
Shares sold                                      70,288  $   1,113,398
Shares reinvested                                 2,508         41,751
----------------------------------------------------------------------
                                                 72,796      1,155,149

----------------------------------------------------------------------
Shares redeemed                                 (11,819)      (203,198)
----------------------------------------------------------------------

----------------------------------------------------------------------
Net increase                                     60,977  $     951,951
----------------------------------------------------------------------

*Class C shares were first issued on April 14, 1997.

NOTE 3    TRANSACTIONS WITH AFFILIATES:

a. ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually, (beginning in 2000) by the Board of Trustees, the Fund pays Robertson, Stephens & Company Investment Management, L.P. ("RSIM, L.P."), an investment advisory fee calculated at an annual rate of 1.25% of the average daily net assets of the Fund. For the year ended December 31, 1997, the Fund incurred investment advisory fees of $2,580,567. RSIM, L.P. voluntarily agreed to waive any annual operating expenses, excluding the expense differential between Class A and Class C, of the Fund's Class A shares and Class C shares exceeding an annual expense ratio of 1.95%. For the year ended December 31, 1997, the Adviser agreed to waive fees of $1,742 for Class A shares and $4 for Class C shares. RSIM, L.P., may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Fund. No previous expense waivers or reimbursements of operating expenses were recouped by RSIM, L.P. from the Fund during the year ended December 31, 1997.

b. COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Trust who are interested persons of the Trust receive no compensation from the Trust. Trustees of the Trust who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $22,265 for the year ended December 31, 1997.

c. DISTRIBUTION FEES:

For the period from January 1, 1997, through September 30, 1997, the Fund entered into agreements with Robertson, Stephens & Company LLC ("RS&Co.") for distribution services with respect to its Class A and Class C shares and adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, where continuance is reviewed annually by the Fund's Board of Trustees. Under these Plans, RS&Co. was compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's Class A and Class C shares. The distribution fees for Class A and Class C shares are calculated at an annual rate of 0.25% and 0.75%, respectively, based on the average daily net assets attributed to each class of shares, although the Class C Plan contemplates payments at a rate of up to 1% of the Fund's average net assets attributable to Class C shares. For the period from January 1, 1997, through September 30, 1997, for Class A, and for the period from April 14, 1997 (Commencement of Operations), through September 30, 1997, for Class C, the Fund paid distribution fees of $378,352 and $2,049, respectively, to RS&Co. On October 1, 1997, BankAmerica Corporation ("BAC") became the owner of the entire beneficial interest in RSIM, L.P. (See note 5.a. in Notes to the Financial Statements). As part of that acquisition, BAC also became the owner of the entire beneficial interest in RSIM's affiliate, BancAmerica Robertson
Stephens (formerly Robertson Stephens & Company LLC). Pursuant to certain laws and regulations that apply to bank holding companies and their affiliates, a bank holding company-affiliated broker- dealer may not serve as the distributor or principal underwriter of mutual funds. Commencing October
1, 1997, Edgewood Services, Inc., a non-affiliate, has been designated the Fund's new distributor.

d. SHAREHOLDER SERVICING FEE:

The Trust has adopted a Shareholder Servicing Plan for the Class C shares of each fund. Under the Plan, each fund pays fees to BancAmerica Robertson Stephens ("BARS") at an annual rate of up to 0.25% of the fund's average daily net assets of the Class C shares. The plan contemplates that financial institutions will enter into shareholder service agreements with BARS to provide administrative support services to their customers who are fund shareholders. In return for providing these support services, a financial institution may receive payments from BARS at a rate not exceeding 0.25% of the average daily net assets of the Class C shares of each fund for which the financial institution is the financial institution of record. For the period from April 14, 1997 (Commencement of Operations), through December 31, 1997 for Class C, the Fund incurred shareholder service fees of $1,356.

e. BROKERAGE COMMISSIONS:

RSIM, L.P. may direct orders for investment transactions to BARS as broker-dealer, subject to fund policies as stated in the prospectus, regulatory constraints, and the ability of BARS to provide competitive prices and commission rates. All investment transactions in which BARS acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which BARS has been retained by the issuer. For the year ended December 31, 1997, the Fund paid brokerage commissions of $2,965 to BARS, which represented 0.5% of total commissions paid during this period.

NOTE 4    INVESTMENTS:

a. TAX BASIS OF INVESTMENTS:

At December 31, 1997, the cost of investments for federal tax purposes was $139,590,515. Accumulated net unrealized appreciation on investments excluding the foreign currency fluctuations associated with other assets and liabilities, was $26,342,898, consisting of gross unrealized appreciation and depreciation of $33,834,181 and $7,491,283, respectively.

b. INVESTMENT PURCHASES AND SALES:

For the year ended December 31, 1997, the cost of investments purchased and the proceeds from investments sold (excluding options and short-term investments) were $181,606,215 and $99,356,452, respectively.


c. RESTRICTED SECURITIES:

A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently reregistered and resold, the issuers would bear the expense of all registrations at no cost to the Fund. At December 31, 1997, the Fund held restricted securities with an aggregate value of $69,874, which represented 0.1% of the Fund's net assets. Restricted securities are valued according to the guidelines and procedures adopted by the Fund's Board of Trustees as outlined in Note 1.a., paragraphs 1 and 2.


                         SHARES    COST      VALUE     ACQUISITION
SECURITY                  (000)    (000)     (000)            DATE
------------------------------------------------------------------
Northstar Drilling         100      $72        $70         7/15/97
      Systems, Inc.
------------------------------------------------------------------
                                    $72        $70
------------------------------------------------------------------

d. FOREIGN SECURITIES:

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

NOTE 5    ACQUISITION:

On October 1, 1997 BankAmerica Corporation completed its acquisition of Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc. Pursuant to that acquisition, BankAmerica Corporation became the owner of the entire beneficial interest in RSIM, L.P.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Robertson Stephens Partners
Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Partners Fund (the "Fund") at December 31, 1997, and the results of its operations and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997, by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
San Francisco, California
February 7, 1998

ADMINISTRATION


OFFICERS AND TRUSTEES
Andrew P. Pilara, Jr., Trustee
     President

Leonard B. Auerbach, Trustee
     President and Chairman of Auerbach Associates, Inc.

John W. Glynn, Jr., Trustee
     Principal and Chairman of Glynn Capital Management

James K. Peterson, Trustee
     Former Director of the IBM Retirement Funds
Terry R. Otton
     Chief Financial Officer

Dana K. Welch
     Secretary


INVESTMENT ADVISER
Robertson, Stephens & Company
Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104


DISTRIBUTOR
Edgewood Services, Inc.
Clearing Operations
P.O. Box 897
Pittsburgh, PA 15230-0897


TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944


CUSTODIAN
State Street Bank & Trust Company
Boston, MA


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA


LEGAL COUNSEL
Ropes & Gray
Boston, MA


This report is submitted for the information of shareholders of The Robertson Stephens Partners Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.


Published February 13, 1998

Design: Broom & Broom, Inc., San Francisco Photography: Jerry Drabona, Bill Zemanek

VALUE

THE PARTNERS FUND
A SMALL-CAP FUND USING A CASH FLOW VALUE METHODOLOGY
Managed by Andrew Pilara.

GROWTH & INCOME

THE GROWTH & INCOME FUND
SEEKING GROWTH WHILE ATTEMPTING TO MODERATE RISK
Managed by John Wallace.

GROWTH

THE DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL- AND MID-CAP COMPANIES
Managed by John Wallace and John Seabern.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED COMPANIES Managed by Jim Callinan.

THE INFORMATION AGE FUND-TM-
TARGETING INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR
Managed by Ron Elijah and Rod Berry.

THE MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET CAPS OF LESS THAN $250 MILLION
Managed by Dave Evans and Rainerio Reyes.

THE VALUE + GROWTH FUND
A GROWTH FUND FOR THE LONG-TERM INVESTOR
Managed by Ron Elijah.

GLOBAL

THE CONTRARIAN FUND-TM-
A GLOBAL HEDGE FUND
Managed by Paul Stephens.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES
Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON HARD ASSET COMPANIES
Managed by Andrew Pilara.

THE GLOBAL VALUE FUND

SEEKING UNDERVALUED
INVESTMENTS WORLDWIDE
Managed by Andrew Pilara.

INTERNATIONAL

THE DEVELOPING COUNTRIES FUND
LOOKING FOR GROWING COMPANIES IN EMERGING MARKETS
Managed by Michael Hoffman.


Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL ENTITY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANK OF AMERICA OR ANY OF ITS AFFILIATES; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

BRINGING THE FUND MANAGER TO YOU
555 California Street, Suite 2600
San Francisco, California 94104


FUND NEWS & INFORMATION

ROBERTSON STEPHENS INVESTOR SERVICES

-  Knowledgeable mutual fund representatives.

-  Automated access to daily net asset values.

-  Portfolio Manager Hotline, 24 hours a day.

1-800-766-3863


ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

funds@rsco.com



ROBERTSON STEPHENS
ON THE WEB

http://www.rsim.com



ROBERTSON STEPHENS
ACCOUNTLINK

-  Automated account information, 24 hours a day.

1-800-624-8025


FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as Partners under the heading Robertson Stephens. Its computer quotation symbol is RSPFX.

The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.